Exhibit 10.65

FIRST AMENDMENT TO MUTUAL SETTLEMENT AGREEMENT AND RELEASE

This First Amendment to Mutual Settlement Agreement and Release (“Amendment”) is made as of June 27, 2003, and entered into between John S. Rance, Steven E. Rance, Robert M. Upshaw, and Fernando Ficachi (referred to hereinafter as the “Rance Group”) and Berthel Fisher & Company, Thomas J. Berthel, Ronald O. Brendengen, Eugene I. Davis, Thomas E. Chaplin, Guy O. Murdock, Steven J. Ehlert, Murdock Communications Corporation (“MCC”) and any and all of MCC’s current and former directors, officers, agents, employees, (referred to hereinafter as the “Murdock Group”). The Rance Group and Murdock Group may be referred to herein individually as the “Party” or collectively as the “Parties”. Unless otherwise stated herein, all defined terms and abbreviations set forth in the Mutual Settlement Agreement and Release (the “Agreement”), shall have the same meanings herein.

WHEREAS, the Parties have previously entered into a Mutual Settlement Agreement and Release (“Agreement”), executed on or about October 28, 2002; and

WHEREAS, the Agreement includes a provision stating that MCC shall register with the Securities and Exchange Commission the resale by the Rance Group of the Shares (“Effective Registration”) and such registration shall become effective prior to the closing of the Merger, and that such registration shall cause the Shares to be freely tradable by the Rance Group at or prior to the closing of the Merger; and

WHEREAS, the Parties now acknowledge that the registration will not become an Effective Registration at or prior to the Closing; and

WHEREAS, the Rance Group is willing to waive the Effective Registration provision in exchange for certain consideration as set forth hereinafter; and

WHEREAS, the parties now desire to amend the Agreement, as follows.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.    This Amendment is intended to modify the terms, conditions, and provisions of certain paragraphs of the Agreement, more particularly described below. All paragraph numbers identified below are intended to reference the specific sections and paragraphs as found in the Agreement.

A.    Under “1. Consideration” on page 4-5 of the Agreement, the stricken language set forth hereafter is hereby deleted, and the bold underlined language is hereby included, beginning with the 5th full sentence:

. . . The Parties agree that: (a) the MCC Common Stock shall be offered and issued to the Rance Group under the private offering exemptions from registration available under the Securities Act and the laws of the States in which the Shares will be sold, and that the Shares offered pursuant to Exhibit “C” hereto will not ~~prior to issuance~~ be registered under the Securities Act or under the securities laws of any state or other jurisdiction. As a result, the Shares ~~as initially issued~~ cannot be transferred without effective registration under the Securities Act and applicable state securities laws or an exemption there from, and the Shares will be “restricted securities” as that term is defined in Rule 144 under the Securities Act; and (b) MCC shall file a registration statement ~~register~~ with the Securities and Exchange Commission ~~the resale by the Rance Group of the shares~~ prior to the closing of the Merger, (at MCC’s sole expense, which registration statement upon being declared effective by the SEC may also include any other securities to be sold by MCC, and the successor of MCC or any other security holder of MCC or any successor of MCC), and upon being declared effective by the SEC the registration statement shall cause the shares to be freely tradable by the Rance Group ~~at or prior to the closing of the Merger~~; and (c) . . . .

B.    A new Paragraph 1 (d) is hereby included directly after the last sentence of 1 (c) as follows:

and; (d) the Parties hereto agree and direct MCC to cancel the Warrants to Purchase Shares of Common Stock of Murdock Communications Corporation (the “Prior Warrants”) for those persons designated as the Rance Group on Exhibit “F” attached hereto, and MCC shall issue new warrants (“New Warrants”) to those persons (the “Rance Group Warrant Holders”) which shall entitle the Rance Group Warrant Holders to purchase the identical number of shares under the New Warrants that each Rance Group Warrant Holder was entitled to purchase under the Prior Warrants; and those persons designated as the Incomex Group on Exhibit “F” shall have the option, pursuant to the language set forth in a letter to each such person (the “Incomex Group Warrant Holders” and, collectively with the Rance Group Warrant Holders, the “Warrant Holders”) and pursuant to the terms of the New Warrant offered to those persons, to elect to exchange their Prior Warrants for New Warrants. In each instance under this paragraph 1 (d), the original Prior Warrant shall be provided to the Company prior to the issuance of the New Warrant. If any Warrant Holder cannot produce the original Prior Warrant, then the Prior Warrant shall be cancelled only after receipt by the Company of an executed lost certificate affidavit. The exchanging Warrant Holders waive any and all rights or claims under the Prior Warrants, and represent and warrant that each such Warrant Holder has good and valid title to such Warrant Holder’s Prior Warrants and that such Warrant Holder’s Prior Warrants have not been assigned, encumbered, or exercised. The New Warrants shall include, inter alia, the following provisions: (i) Two thirds (2/3) of the New Warrants shall include a customary cashless exercise provision, and one third (1/3) shall not include a cashless exercise provision; (ii) The purchase price per share of the stock represented by the New Warrant (the “Exercise Price”) shall be $.70 per share if there is Effective Registration for the Company’s shares prior to midnight, September 15, 2003. If Effective Registration is not completed prior to September 16, 2003, then the

Exercise Price shall be $.60 for all remaining unexercised New Warrants; (iii) The New Warrants may be exercised at any time after the date of issuance, and from time to time, but no later than 5:00 P.M., Denver, Colorado time, on September 15, 2005; and (iv) The New Warrants shall be assignable, in whole or in part, subject to the Restrictions on Transferability set forth in the New Warrant. A form of the cashless and non-cashless New Warrant for the Rance Group Warrant Holders and the Incomex Group Warrant Holders is attached hereto and incorporated herein respectively as Exhibit “G” and “H”.

C.    A new Paragraph 1 (e) is hereby included as follows:

and; (e) The Company shall enter into a Registration Rights Agreement with the Rance Group for the 517,000 shares of the MCC Common Stock, which is attached hereto and incorporated herein as Exhibit “I”.

D.    Under “11. Entire Agreement” on page 10 of the Agreement, the bold underlined language is hereby included:

. . . The Parties intend that the terms of this Settlement Agreement, as amended, shall be the final expression of their agreement with respect to the subject matter hereof and represents the culmination of all discussions and communications between and amongst the Parties and may not be contradicted by evidence of any prior or contemporaneous agreement. No modification or amendment to this Settlement Agreement shall be valid or binding unless contained in a written instrument and signed by all of the Parties hereto.

2.    The Parties agree that this Amendment complies with Paragraph 11 of the Agreement.

3.    The Parties agree that the Agreement remains in full force and effect as to all other terms and conditions as contained therein, not expressly amended or extended herein.

[Signature Page Follows]

BY SIGNING BELOW EACH OF THE PARTIES HAS INDICATED THEIR  AGREEMENT TO THIS FIRST AMENDMENT.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first set forth above.

THE MURDOCK GROUP AND ITS ATTORNEYS

/s/    Wayne Wright

For Murdock Communications Corporation

By its Principal Accounting Officer, Wayne Wright

c/o ARENSON & ZIMMERMANN, PLC

101 Second Street, SE

Suite 904

Cedar Rapids, IA 52401

/s/    Eugene I. Davis

Eugene I. Davis, an Individual

Five Canoe Brook Drive

Livingston, NJ 07039

PH: C/O: 319-363-8199

AS TO FORM AND CONTENT:

/s/    James H. Arenson

James H. Arenson, Esq.

ARENSON & ZIMMERMANN, P.L.C.

101 Second Street, SE

Suite 904

Cedar Rapids, IA 52401

PH: 319-363-8199

ATTORNEY FOR MURDOCK COMMUNICATIONS CORPORATION AND EUGENE I. DAVIS.

AS TO FORM AND CONTENT:

/s/    Richard H. Zimmermann

Richard H. Zimmermann, Esq.

ARENSON & ZIMMERMANN, P.L.C.

101 Second Street, SE

Suite 904

Cedar Rapids, IA 52401

PH: 319-363-8199

ATTORNEY FOR MURDOCK COMMUNICATIONS CORPORATION AND EUGENE I. DAVIS.

/s/    Thomas J. Berthel

For Berthel Fisher & Company

By its President, Thomas J. Berthel

701 Tama Street, Building B

P. O. Box 609

Marion, IA 52302-0609

PH: 319-447-5700

/s/    Ronald O. Brendengen

Ronald O. Brendengen, an Individual

c/o 701 Tama Street, Building B

P. O. Box 609

Marion, IA 52302-0609

PH: 319-447-5700

/s/    Thomas J. Berthel

Thomas J. Berthel, an Individual

c/o 701 Tama Street, Building B

P. O. Box 609

Marion, IA 52302-0609

PH: 319-447-5700

AS TO FORM AND CONTENT:

/s/    Stephen J. Holtman

Stephen J. Holtman, Esq.

SIMMONS, PERRINE, ALBRIGHT & ELLWOOD, P.L.C.

115 Third Street, SE

Suite 1200

Cedar Rapids, IA 52401-1266

PH: 319-366-7641

ATTORNEY FOR BERTHEL FISHER & COMPANY/THOMAS J. BERTHEL/RONALD O. BRENDENGEN.

AS TO FORM AND CONTENT:

/s/    Leonard T. Strand

Leonard T. Strand, Esq.

SIMMONS, PERRINE, ALBRIGHT & ELLWOOD, P.L.C.

115 Third Street, SE

Suite 1200

Cedar Rapids, IA 52401-1266

PH: 319-366-7641

ATTORNEY FOR BERTHEL FISHER & COMPANY/THOMAS J. BERTHEL/RONALD O. BRENDENGEN.

/s/    Steven R. Ehlert

Steven R. Ehlert, an Individual

c/o FIEGEN LAW FIRM, P.C.

316 Eighth Avenue, SE

P. O. Box 2849

Cedar Rapids, IA 52406-2849

PH: C/O: 319-362-6063

AS TO FORM AND CONTENT:

/s/    Thomas L. Fiegen

Thomas L. Fiegen, Esq.

FIEGEN LAW FIRM, P.C.

316 Eighth Avenue, SE

P. O. Box 2849

Cedar Rapids, IA 52406-2849

PH: 319-362-6063

ATTORNEY FOR STEVEN R. EHLERT.

/s/    Guy O. Murdock

Guy O. Murdock, an Individual

1824 Ellis Blvd. NW

Cedar Rapids, IA 52405

PH: 319-721-0519

AS TO FORM:

/s/    Frank Taylor

Frank Taylor, Esq.

Patrick Williams, Esq.

BRIGGS & MORGAN

2400 IDS Center

80 South 8th Street

Minneapolis, MN 55402

PH: 612-334-8445

ATTORNEYS FOR GUY O. MURDOCK.

/s/ Thomas E. Chaplin

Thomas E. Chaplin, an Individual

3590 Kimberly Ct.

Marion, IA 52302

PH: 319-377-9269

THE RANCE GROUP AND ITS ATTORNEYS

/s/    John S. Rance

John S. Rance, an Individual

16931 Roundhill Drive

Huntington Beach, CA 92649 PH: 714-942-8781

/s/    Robert M. Upshaw

Robert M. Upshaw, an Individual

2127 Glasgow

Cardiff By The Sea, CA 92007 PH: 760-942-8781

/s/    Steven E. Rance

Steven E. Rance, an Individual

12004 SW Sylvania Ct.

Portland, OR 97219 PH: 503-245-5203

AS TO FORM AND CONTENT:

/s/    David Stroud

David Stroud, Esq.

1920 Main Street, Suite 210

Irvine, CA 92614-7223

PH: 949-955-3283

ATTORNEY FOR RANCE GROUP- JOHN RANCE, STEVEN E. RANCE, AND ROBERT M. UPSHAW.

/s/    Fernando Ficachi

Fernando Ficachi, an Individual

Isla Dorada

#8 Isla Brujas, Cancun, Mexico, CP 77500. PH: 011-52-98-83-0631